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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549



FORM 8-K

CURRENT REPORT

	Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

				June 30, 2005

			Atlantic Liberty Financial Corp

Delaware			    000-49967		16-1615014
State of incorporation 	         SEC File Number	IRS Employer I.D.



		186 Montague Street, Brooklyn, New York

				718-855-3555


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CURRENT REPORT ON FORM 8-K


Item 1.			Changes in Control of Registrant
       			         Not Applicable

Item 2.			Acquisition or Disposition of Assets
        		         Not Applicable

Item 3.			Bankruptcy or Receivership
				 Not Applicable

Item 4.			Changes in Registrant's Certifying Accountant
        			 Not Applicable

Item 5.			Other Events
		                 Not Applicable

Item 6.			Resignations of Registrant's Directors
                                 Not Applicable

Item 7.			Financial Statements and Exhibits

			(a)	No financial statements of businesses acquired
				are required.
			(b)	No pro forma financial information is required
			(c)	Attached as an exhibit is Atlantic Liberty
				Financial Corp's
				(the "Company") news release announcing its June 30, 2005 quarterly earnings.

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Item 8.			Change in Fiscal Year

        			Not Applicable

Item 9.			Regulation FD Disclosure- Information provided
			pursuant to Item 12

		        The Company announced its June 30, 2005
			financial results by release. The press
			release in included as an exhibit.


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					SIGNATURE


Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

				Atlantic Liberty Financial Corp.


Date:  July 21, 2005 			By: /s/Barry M. Donohue
			             	Barry M. Donohue
		  		        President and Chief Executive Officer


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